U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): January 12, 2009

                                CITY CAPITAL CORPORATION
                  (Exact Name of Company as Specified in Its Charter)

          Nevada                       33-5902                 22-2774460
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                    Identification No.)

     2000 Mallory Lane, Suite 130-301, Franklin, Tennessee       37067
           (Address of Principal Executive Offices)            (Zip Code)

      Company's telephone number, including area code:  (877) 367-1463



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On January 12, 2009, the Company issued 71,428,571 restricted shares of common stock as executive compensation (valued at $500,000) in accordance with the employment agreement between the Company and Ephren E. Taylor II, its chief executive officer, dated January 1, 2008. This amount represents 94.55% of the total outstanding common stock as of that date of 76,026,044.

     This issuance was undertaken under Rule 506 of Regulation D under the Securities Act of 1933. That is, the transactions did not involve a public offering and the investor represented that he/she was an "accredited" investor as defined in Rule 502 of Regulation D.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                              Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       City Capital Corporation



Dated: February 3, 2009                By: /s/  Ephren W. Taylor II
                                       Ephren W. Taylor II,
                                       Chief Executive Officer

                            EXHIBIT INDEX

Number                      Description

10     Employment Agreement between the Company and Ephren W.
       Taylor II, dated January 1, 2008 (incorporated by reference to Exhibit 10.8 of the Form 10-Q filed on May 20, 2008).